Exhibit 99.1
Five Point Holdings, LLC Reports Third Quarter 2023 Results
Third Quarter 2023 and Recent Highlights
•Valencia sold 146 homesites on approximately 26 acres of land and recognized revenue of $60.6 million.
•Valencia builder sales of 75 homes during the quarter compared to 79 in the second quarter of 2023.
•Great Park builder sales of 113 homes during the quarter compared to 177 in the second quarter of 2023.
•Consolidated revenues of $65.9 million; consolidated net income of $14.2 million.
•Cash and cash equivalents of $218.3 million as of September 30, 2023.
•Debt to total capitalization ratio of 24.5% and liquidity of $343.3 million as of September 30, 2023.
•Extended the maturity date of the Company's $125.0 million unsecured revolving credit facility to April 2026.
Irvine, CA, October 19, 2023 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its third quarter 2023 results.
Dan Hedigan, Chief Executive Officer, said, “In the third quarter, we built on our positive momentum from the first half of the year, with earnings for the third quarter of $14.2 million and an increase in our cash position of $25.1 million, giving us total cash and cash equivalents of $218.3 million. Notwithstanding the headwinds created by the interest rate environment, we are seeing consistent home sales in our communities and continued interest from home builders in our land. Our results for the quarter reflect our sustained focus on our three main priorities: generating revenue, right-sizing our SG&A, and limiting our capital spend.
Given our continued success in cash generation and profitability, I am pleased to announce that today we closed on an amendment to our revolving credit facility, which extends the term through April 2026.”
Consolidated Results
Liquidity and Capital Resources
As of September 30, 2023, total liquidity of $343.3 million was comprised of cash and cash equivalents totaling $218.3 million and borrowing availability of $125.0 million under our unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $2.9 billion in assets and $1.0 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended September 30, 2023
Revenues. Revenues of $65.9 million for the three months ended September 30, 2023 were primarily generated from land sales at our Valencia segment. At Valencia we closed the sale of land entitled for an aggregate of 146 homesites on approximately 26 acres. The fixed base purchase price of $60.6 million was paid at closing.
Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $0.6 million for the three months ended September 30, 2023. The Great Park Venture generated net loss of $1.4 million during the three months ended September 30, 2023, and our share of the net loss from our 37.5% percentage interest, adjusted for basis differences, was $0.4 million. Additionally, we recognized $0.4 million in loss from our 75% interest in the Gateway Commercial Venture.
Selling, general, and administrative. Selling, general, and administrative expenses were $11.9 million for the three months ended September 30, 2023.
Net income. Consolidated net income for the quarter was $14.2 million. Net income attributable to noncontrolling interests totaled $7.6 million, resulting in net income attributable to the Company of $6.6 million. Net income attributable to noncontrolling interests represents the portion of income allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income allocated to noncontrolling interests in subsequent periods.

Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, October 19, 2023 at 5:00 p.m. Eastern Time. Dan Hedigan, Chief Executive Officer, and Kim Tobler, Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international). A telephonic replay will be available starting approximately three hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13742066. The telephonic replay will be available until 11:59 p.m. Eastern Time on October 28, 2023.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. Forward-looking statements include, among others, statements that refer to: our expectations of our future home sales and/or builder sales; our future revenues, costs and financial performance, including with respect to cash generation and profitability; and future demographics and market conditions in the areas where our communities are located. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.
Investor Relations:
Kim Tobler, 949-425-5211
Kim.Tobler@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com
Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
REVENUES:
Land sales	$60,694	$72	$60,685	$643
Land sales—related party	—	2,817	595	4,529
Management services—related party	4,502	12,108	29,512	18,358
Operating properties	727	419	2,181	2,165
Total revenues	65,923	15,416	92,973	25,695
COSTS AND EXPENSES:
Land sales	38,967	—	38,967	—
Management services	2,371	7,488	14,419	12,372
Operating properties	1,351	1,580	4,321	5,797
Selling, general, and administrative	11,938	12,030	38,400	41,472
Restructuring	—	—	—	19,437
Total costs and expenses	54,627	21,098	96,107	79,078
OTHER INCOME:
Interest income	2,413	307	4,542	445
Miscellaneous	1,074	112	1,033	336
Total other income	3,487	419	5,575	781
EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(622)	(4,265)	52,554	(4,654)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	14,161	(9,528)	54,995	(57,256)
INCOME TAX PROVISION	(3)	(3)	(16)	(16)
NET INCOME (LOSS)	14,158	(9,531)	54,979	(57,272)
LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	7,555	(5,092)	29,341	(30,592)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,603	$(4,439)	$25,638	$(26,680)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.10	$(0.06)	$0.37	$(0.39)
Diluted	$0.09	$(0.07)	$0.37	$(0.39)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	68,865,783	68,514,843	68,794,915	68,393,923
Diluted	145,312,266	68,879,642	145,064,113	68,758,722
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$(0.00)	$0.00	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	September 30, 2023	December 31, 2022
ASSETS
INVENTORIES	$2,252,783	$2,239,125
INVESTMENT IN UNCONSOLIDATED ENTITIES	301,436	331,594
PROPERTIES AND EQUIPMENT, NET	29,381	30,243
INTANGIBLE ASSET, NET—RELATED PARTY	31,029	40,257
CASH AND CASH EQUIVALENTS	218,264	131,771
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	992	992
RELATED PARTY ASSETS	91,103	97,126
OTHER ASSETS	9,559	14,676
TOTAL	$2,934,547	$2,885,784

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$621,802	$620,651
Accounts payable and other liabilities	100,101	94,426
Related party liabilities	81,547	93,086
Deferred income tax liability, net	11,506	11,506
Payable pursuant to tax receivable agreement	173,208	173,068
Total liabilities	988,164	992,737

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: September 30, 2023—69,199,938 shares; December 31, 2022—69,068,354 shares
Class B common shares; No par value; Issued and outstanding: September 30, 2023—79,233,544 shares; December 31, 2022—79,233,544 shares
Contributed capital	590,551	587,733
Retained earnings	59,024	33,386
Accumulated other comprehensive loss	(2,914)	(2,988)
Total members’ capital	646,661	618,131
Noncontrolling interests	1,274,722	1,249,916
Total capital	1,921,383	1,868,047
TOTAL	$2,934,547	$2,885,784

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

September 30, 2023
Cash and cash equivalents	$218,264
Borrowing capacity(1)	125,000
Total liquidity	$343,264
(1) As of September 30, 2023, no borrowings or letters of credit were outstanding on the Company’s $125.0 million revolving credit facility.

Debt to Total Capitalization and Net Debt to Total Capitalization

September 30, 2023
Debt(1)	$625,000
Total capital	1,921,383
Total capitalization	$2,546,383
Debt to total capitalization	24.5%

Debt(1)	$625,000
Less: Cash and cash equivalents	218,264
Net debt	406,736
Total capital	1,921,383
Total net capitalization	$2,328,119
Net debt to total capitalization(2)	17.5%
(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company's GAAP results.

Segment Results
The following table reconciles the results of operations of our segments to our consolidated results for the three and nine months ended September 30, 2023 (in thousands):

	Three Months Ended September 30, 2023
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$60,694	$—	$1,255	$—	$61,949	$—	$61,949	$(1,255)	$60,694
Land sales—related party	—	—	2,021	—	2,021	—	2,021	(2,021)	—
Management services—related party(2)	—	—	4,392	110	4,502	—	4,502	—	4,502
Operating properties	562	165	—	2,154	2,881	—	2,881	(2,154)	727
Total revenues	61,256	165	7,668	2,264	71,353	—	71,353	(5,430)	65,923
COSTS AND EXPENSES:
Land sales	38,967	—	—	—	38,967	—	38,967	—	38,967
Management services(2)	—	—	2,371	—	2,371	—	2,371	—	2,371
Operating properties	1,351	—	—	829	2,180	—	2,180	(829)	1,351
Selling, general, and administrative	2,539	1,033	2,289	1,097	6,958	8,366	15,324	(3,386)	11,938
Management fees—related party	—	—	4,659	—	4,659	—	4,659	(4,659)	—
Total costs and expenses	42,857	1,033	9,319	1,926	55,135	8,366	63,501	(8,874)	54,627
OTHER INCOME (EXPENSE):
Interest income	—	6	1,964	25	1,995	2,407	4,402	(1,989)	2,413
Interest expense	—	—	—	(721)	(721)	—	(721)	721	—
Miscellaneous	1,074	—	—	—	1,074	—	1,074	—	1,074
Total other income (expense)	1,074	6	1,964	(696)	2,348	2,407	4,755	(1,268)	3,487
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	141	—	327	—	468	—	468	(1,090)	(622)
SEGMENT PROFIT (LOSS)/INCOME BEFORE INCOME TAX PROVISION	19,614	(862)	640	(358)	19,034	(5,959)	13,075	1,086	14,161
INCOME TAX PROVISION	—	—	—	—	—	(3)	(3)	—	(3)
SEGMENT PROFIT (LOSS)/NET INCOME	$19,614	$(862)	$640	$(358)	$19,034	$(5,962)	$13,072	$1,086	$14,158
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Nine Months Ended September 30, 2023
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$60,685	$—	$363,056	$—	$423,741	$—	$423,741	$(363,056)	$60,685
Land sales—related party	595	—	9,416	—	10,011	—	10,011	(9,416)	595
Management services—related party(2)	—	—	29,191	321	29,512	—	29,512	—	29,512
Operating properties	1,692	489	—	6,329	8,510	—	8,510	(6,329)	2,181
Total revenues	62,972	489	401,663	6,650	471,774	—	471,774	(378,801)	92,973
COSTS AND EXPENSES:
Land sales	38,967	—	165,749	—	204,716	—	204,716	(165,749)	38,967
Management services(2)	—	—	14,419	—	14,419	—	14,419	—	14,419
Operating properties	4,321	—	—	2,632	6,953	—	6,953	(2,632)	4,321
Selling, general, and administrative	8,580	3,275	7,432	3,250	22,537	26,545	49,082	(10,682)	38,400
Management fees—related party	—	—	36,507	—	36,507	—	36,507	(36,507)	—
Total costs and expenses	51,868	3,275	224,107	5,882	285,132	26,545	311,677	(215,570)	96,107
OTHER INCOME (EXPENSE):
Interest income	—	9	5,172	25	5,206	4,533	9,739	(5,197)	4,542
Interest expense	—	—	—	(1,829)	(1,829)	—	(1,829)	1,829	—
Miscellaneous	1,033	—	—	—	1,033	—	1,033	—	1,033
Total other income (expense)	1,033	9	5,172	(1,804)	4,410	4,533	8,943	(3,368)	5,575
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	500	—	1,563	—	2,063	—	2,063	50,491	52,554
SEGMENT PROFIT (LOSS)/INCOME BEFORE INCOME TAX PROVISION	12,637	(2,777)	184,291	(1,036)	193,115	(22,012)	171,103	(116,108)	54,995
INCOME TAX PROVISION	—	—	—	—	—	(16)	(16)	—	(16)
SEGMENT PROFIT (LOSS)/NET INCOME	$12,637	$(2,777)	$184,291	$(1,036)	$193,115	$(22,028)	$171,087	$(116,108)	$54,979
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2023 (in thousands):

	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2023
Segment profit from operations	$640	$184,291
Less net income of management company attributed to the Great Park segment	2,021	14,772
Net (loss) income of the Great Park Venture	(1,381)	169,519
The Company’s share of net (loss) income of the Great Park Venture	(518)	63,570
Basis difference accretion (amortization), net	106	(10,498)
Equity in (loss) earnings from the Great Park Venture	$(412)	$53,072

The table below reconciles the Commercial segment results to the equity in loss from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2023 (in thousands):

	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2023
Segment loss from operations	$(358)	$(1,036)
Less net income of management company attributed to the Commercial segment	110	321
Net loss of the Gateway Commercial Venture	(468)	(1,357)
Equity in loss from the Gateway Commercial Venture	$(351)	$(1,018)